Long-Term Investments	12 Months Ended
Dec. 31, 2021
Schedule of Investments [Abstract]
Long-Term Investments
9.	LONG-TERM INVESTMENTS
As of December 31, 2020 and 2021, the Company holds several equity investments through its subsidiaries or VIEs, all of which were accounted for under the equity method since the Company can exercise significant influence but does not own a majority equity interest in or control them.
Hunan Mango Autohome Automobile Sales Co., Ltd. (“Mango JV”)
In May 2015, the
Company
 entered into a shareholder agreement with HappiGo Home Shopping Co. (“HappiGo”) to establish a strategic joint venture, Mango JV, with total capital contribution of RMB100,000, of which the Company subscribed for RMB49,000 or 49% of the ordinary shares.
Visionstar Information Technology (Shanghai) Co., Ltd. (“Shanghai Visionstar”)
In July 2017, the
Company
 acquired a 10% interest in Shanghai Visionstar, which primarily engages in augmented reality technology and related operations in the PRC, with a total cash consideration of RMB30,000. The investment was accounted for using equity method as the
Company
determined that it can exercise significant influence over Shanghai Visionstar.
Other investments
The Company also holds several other investments in equity investees. The carrying amount of all of the equity method investments was RMB70,418 and RMB70,720 (US$11,098
)
as of December 31, 2020 and 2021, respectively. The Company excluded the summarized information for these equity method investees as they were insignificant either individually or on an aggregated basis for all the years presented.
No impairment charges associated with the equity method investments were recognized during any of the years presented.